UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (313) 758-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2018, in connection with the cash tender offer and consent solicitation (the “Tender Offer”) by American Axle & Manufacturing, Inc. (the “Company”) for any and all of its outstanding 6.25% Senior Notes due 2021 (the “Notes”), the Company accepted for payment and paid for $383,094,000 aggregate principal amount of the Notes, and the Company, American Axle & Manufacturing Holdings, Inc. (“Holdings”), as guarantor, certain Subsidiary Guarantors (as defined in the Indenture (as defined below)) and U.S. Bank National Association, as trustee (the “Trustee”), entered into a third supplemental indenture dated as of March 23, 2018 (the “Third Supplemental Indenture”). The Third Supplemental Indenture amends and supplements the indenture, dated November 3, 2011, among the Company, as issuer, Holdings, as guarantor, certain Subsidiary Guarantors, and the Trustee, as trustee, as supplemented by the First Supplemental Indenture, dated March 23, 2017, among Holdings, the Company, Alpha SPV I, Inc., certain Subsidiary Guarantors and the Trustee, and the Second Supplemental Indenture, dated May 17, 2017, among Holdings, the Company, certain Subsidiary Guarantors and the Trustee (collectively, the “Indenture”), pursuant to which the Notes were issued. The Third Supplemental Indenture became operative on March 26, 2018 upon the acceptance and payment by the Company of all Notes tendered in the Tender Offer before 5:00 p.m., March 23, 2018. The Third Supplemental Indenture amends the Indenture to, among other things, eliminate most of the covenants and certain default provisions and shortens certain redemption notice periods applicable to the Notes. A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

SECTION 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Third Supplemental Indenture, dated as of March 23, 2018, among American Axle & Manufacturing, Inc., American Axle & Manufacturing Holdings, Inc., certain subsidiary guarantors signatory thereto and U.S. Bank National Association, as trustee, related to American Axle & Manufacturing, Inc.’s 6.25% Senior Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ Shannon J. Curry
Name:	Shannon J. Curry
Title:	Treasurer

Dated: March 26, 2018

INDEX TO EXHIBITS

Exhibit No.	Description

4.1
Third Supplemental Indenture, dated as of March 23, 2018, among American Axle & Manufacturing, Inc., American Axle & Manufacturing Holdings, Inc., certain subsidiary guarantors signatory thereto and U.S. Bank National Association, as trustee, related to American Axle & Manufacturing, Inc.’s 6.25% Senior Notes due 2021.